                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form F-4 for VersaTel Telecom International N.V., formerly known as Versatel Telecom B.V.

                                          /s/ Arthur Andersen
                                          -----------------------------------
                                          ARTHUR ANDERSEN


Amsterdam, The Netherlands
November 5, 1998